AGREEMENT

         THIS AGREEMENT ("Agreement"), dated as of March 7, 2007, by and among Beneficial Savings Bank, MHC, a federally chartered mutual holding company ("Beneficial MHC"), Beneficial Mutual Bancorp, Inc., a federally chartered mid-tier holding company and wholly owned subsidiary of Beneficial MHC ("Bancorp"), Beneficial Mutual Savings Bank, a Pennsylvania-chartered savings bank and wholly owned subsidiary of Bancorp ("BMSB"), FMS Financial Corporation, a New Jersey chartered corporation and savings and loan holding company ("FMS"), and Farmers and Mechanics Bank, a federally chartered savings bank and wholly owned subsidiary of FMS ("FMB").

                                    RECITALS

         WHEREAS, Beneficial MHC, Bancorp, BMSB, FMS and FMB have entered into an Agreement and Plan of Merger, dated as of October 12, 2006 (the "Merger Agreement"), which provides for Bancorp's acquisition of FMS, the merger of FMS with and into Bancorp and the merger of FMB with and into BMSB (such transactions being collectively referred to hereinafter as the "Merger");

         WHEREAS, FMS and FMB have determined, independent of the Merger Agreement, that certain of FMB's branch offices should be closed;

         NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree that:

1.       Consent of Beneficial Parties to Branch Closures and Termination of
         -----------------------------------------------------------------------
         Leases by FMB
         -------------

         (a) Bancorp hereby consents (i) to FMB's closure of the branch offices listed on Schedule 1 to this Agreement (the "Branches") and (ii) to the termination by FMB of the branch leases detailed on Schedule 2 to this Agreement (the "Branch Leases").

         (b) Bancorp further consents to FMB's taking of any or all of such actions, including the provision of all required branch closure notices, as are necessary or appropriate, in the judgment of the management of FMB, to effect the closure of the Branches and the termination of the Branch Leases.

         (c) Bancorp hereby agrees that the financial effect on FMS and FMB of FMB's closure of the Branches and FMB's termination of the Branch Leases shall not constitute a "Material Adverse Effect," as defined in Article I of the Merger Agreement, on FMS and, further, that the financial effect of such actions shall not be taken into account by Bancorp in determining, pursuant to Section 7.2(d) of the Merger Agreement, whether there have occurred or exist as of the Closing Date any condition(s) or fact(s) that individually or in the aggregate have a Material Adverse Effect on FMS.

2.       Reimbursement of Costs.
         ----------------------

         (a) Bancorp hereby agrees, in the event the Merger Agreement is terminated upon, or as the result of, the actions or events set forth in Section 2(b) of this Agreement, to indemnify FMS and FMB for (i) all of the lease payments, penalties and other payments paid or payable by FMB under the terms of the Branch Leases upon or following FMB's termination of such leases and (ii) all other reasonable and documented expenses incurred by FMS and FMB in connection with the entering into of this Agreement, the termination of the Branch Leases and the closing of the Branches, including, without limitation, the reasonable legal, accounting, printing and postage costs incurred by FMS or FMB.

         (b) Bancorp shall make the payment required by Section 2(a) of this Agreement in the following circumstances:

          (i)  the Merger Agreement is terminated  pursuant to Section 8.1(f) or
               Section 8.1(g) thereof;
         (ii) Bancorp does not consummate the Minority Stock Offering (as defined in Section 2.9 of the Merger Agreement) or is otherwise unable to consummate the Merger by December 31, 2007 or such later date agreed to as contemplated in Section 8.1(d) of the Merger Agreement;
        (iii) FMS terminates the Merger Agreement in accordance with Section 8.1(b) or 8.1(c) thereof because Bancorp has intentionally and willfully breached any of its representations or warranties in the Merger Agreement or intentionally and willfully failed to perform or comply with any of its covenants or agreements therein, to such extent as to permit such termination; or
         (iv)  Bancorp  terminates  the  Merger  Agreement  in  accordance  with
               Section 8.1(h) thereof.

         (c) Any payment required to be made under this Section 2 shall be paid by Bancorp to FMS by wire transfer of immediately available funds to an account designated by FMS within three (3) Business Days after demand by FMS.

         (d) Notwithstanding the provisions of Section 8.3(c) of the Merger Agreement, any reimbursement payable under Section 2(c) of this Agreement shall be in addition to any Special Payment that may be payable by Bancorp pursuant to
Section 8.3(a) of the Merger Agreement.

3.       Miscellaneous.
         -------------

         (a) Governing Law. This Agreement shall be construed and interpreted according to the Laws of the Commonwealth of Pennsylvania except to the extent federal law may apply.

         (b) Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

         (c) Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

         (d) Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby unless such invalidity materially impairs the ability of the parties to consummate the transactions contemplated by this Agreement. If, however, any provision of this Agreement is held invalid by a court of competent jurisdiction, then the parties hereto shall in good faith amend this Agreement to include an alternative provision that accomplishes a result, which is not materially different.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                    BENEFICIAL SAVINGS BANK MHC



                    By:     /s/Joseph F. Connors
                            ----------------------------------------------------
                            Joseph F. Connors
                            Executive Vice President and Chief Financial Officer


                    BENEFICIAL MUTUAL BANCORP, INC.



                    By:     /s/Joseph F. Connors
                            ----------------------------------------------------
                            Joseph F. Connors
                            Executive Vice President and Chief Financial Officer


                    BENEFICIAL MUTUAL SAVINGS BANK



                    By:     /s/Joseph F. Connors
                            ----------------------------------------------------
                            Joseph F. Connors
                            Executive Vice President and Chief Financial Officer


                    FMS FINANCIAL CORPORATION



                    By:     /s/Craig W. Yates
                            ----------------------------------------------------
                            Craig W. Yates
                            President and Chief Executive Officer


                    FARMERS AND MECHANICS BANK



                    By:     /s/Craig W. Yates
                            ----------------------------------------------------
                            Craig W. Yates
                            President and Chief Executive Officer

SCHEDULE 1
                 Farmers & Mechanics Bank Branches To Be Closed


1.   2106 Mount Holly Road, Burlington, NJ 08106 (Wal-Mart Store #2040)

2.   1740 Route 38, Lumberton, NJ 08048 (Wal-Mart Store #2841)

3.   150 Route 70, Marlton, NJ 08053 (Wal-Mart Store #1869)

4.   2501 Route 130 South, Cinnaminson, NJ 08077 (Wal-Mart Store #2871)

5.   130 Blackhorse Pike, Audubon, NJ 08106 (Wal-Mart Store #5047)

6.   500 Route 38, Cherry Hill, NJ 08002 (Wal-Mart Store #5340)

7.   700 Market Place Blvd., Hamilton, NJ 08691 (Wal-Mart Store #2518)

8.   42 East Main Street, Marlton, NJ 08053

9.   1 South Main Street, Medford, NJ 08055

10.  301 Fellowship Road, Mount Laurel, NJ 08054

11.  399 Charleston Road, Willingboro, NJ 08046

SCHEDULE 2

             Farmers & Mechanics Bank Branch Leases To Be Terminated


1. Sublease Agreement between Wal-Mart Stores East, Inc., and FMB dated June 19, 2001, as amended by Sublease Amendment dated June 19, 2001, with respect to Wal-Mart Store #2040, 2106 Mount Holly Road, Burlington, NJ 08106.

2. Sublease Agreement between Wal-Mart Stores East, Inc., and FMB dated April 14, 2000, as extended and amended by Renewal of Lease Agreement between Wal-Mart Stores East, LP, and FMB dated September 21, 2005, with respect to Wal-Mart Store #2841, 1740 Route 38, Lumberton, NJ 08048.

3. Sublease Agreement between Wal-Mart Stores East, Inc., and FMB dated June 19, 2001, as amended by Sublease Amendment dated June 19, 2001, with respect to Wal-Mart Store #1869, 150 Route 70, Marlton, NJ 08053.

4. Sublease Agreement between Wal-Mart Stores East, Inc., and FMB dated April 14, 2000, with respect to Wal-Mart Store #2871, 2501 Route 130 South, Cinnaminson, NJ 08077.

5. Sublease Agreement between Wal-Mart Stores, Inc., and FMB dated August 28, 2003, with respect to (a) Wal-Mart Store #5047, 130 Blackhorse Pike, Audubon, NJ 08106 and (b) Wal-Mart Store #3704, Mt. Laurel, NJ (store not opened).

6. Sublease Agreement between Wal-Mart Stores, Inc., and FMB dated August 28, 2003, with respect to Wal-Mart Store #5340, 500 Route 38, Cherry Hill, NJ 08002.

7. Sublease Agreement between Wal-Mart Stores East, Inc., and FMB dated May 3, 2001, as amended by Sublease Amendment dated May 3, 2001, with respect to Wal-Mart Store #2518, 700 Market Place Blvd., Hamilton, NJ 08691.